Exhibit 21.1

Entity Name	State Code
APARTMENT INCOME REIT, L.P.	DE
1108 MERRION AVE., LLC	DE
12955 E MONTVIEW, LLC	DE
2150 N BAYSHORE, LLC	DE
4701 WILLARD AVE., LLC	DE
4710 ELM STREET REIT, LLC	DE
4710 ELM STREET, LLC	DE
555 NE 8TH ST, LLC	DE
AIC REIT PROPERTIES LLC	DE
AIR 159 FIRST STREET, LLC	DE
AIR 21 FITZSIMONS, LLC	DE
AIR 234 EAST 88TH ST, LLC	DE
AIR 270 THIRD STREET, LLC	DE
AIR 3131 WALNUT STREET MEMBER I, LLC	DE
AIR 3131 WALNUT STREET MEMBER II, LLC	DE
AIR 3131 WALNUT STREET, LLC	DE
AIR 50 ROGERS STREET, LLC	DE
AIR 777 SOUTH BROAD MEMBER, LLC	DE
AIR 777 SOUTH BROAD, LLC	DE
AIR AVERY ROW REIT, LLC	DE
AIR AVERY ROW, LLC	DE
AIR BALAYE APARTMENTS I, LLC	DE
AIR BEACH CLUB MEMBER LLC	DE
AIR BEACH CLUB, LLC	DE
AIR BEACH, LLC	DE
AIR BENT TREE, LLC	DE
AIR BOSTON LOFTS, L.P.	DE
AIR BRANDYWINE GP, LLC	DE
AIR BRIAR RIDGE GP, LLC	DE
AIR BRIAR RIDGE, LLC	DE
AIR BUENA VISTA APARTMENTS GP, LLC	DE
AIR BUENA VISTA APARTMENTS, LLC	DE
AIR BURKSHIRE COMMONS GP, LLC	DE
AIR CHANTILLY GP, LLC	DE
AIR CHESTNUT HALL GP, LLC	DE
AIR CHESTNUT HALL LIMITED PARTNERSHIP	DE
AIR CLEARING ACCOUNT, LLC	DE
AIR COMMUNITIES SERVICE COMPANY, LLC	DE
AIR EASTPOINTE, LLC	DE
AIR FITZSIMONS 3A LESSEE, LLC	DE
AIR FITZSIMONS 3A LESSOR, LLC	DE
AIR FITZSIMONS 3A, LLC	DE
AIR FLAMINGO HEALTH CLUB, LLC	DE
AIR FOX CAPITAL MANAGEMENT LLC	DE
AIR FOXCHASE GP, LLC	DE
AIR FOXCHASE, L.P.	DE
AIR GP LA, L.P.	DE

Exhibit 21.1

Entity Name	State Code
AIR HOLDINGS I, LLC	DE
AIR HOLDINGS II, LLC	DE
AIR HOLDINGS QRS LLC	DE
AIR HOLDINGS QRS, L.P.	DE
AIR HUNTINGTON GATEWAY MEMBER, LLC	DE
AIR INDIGO GP, LLC	DE
AIR INDIGO, LLC	DE
AIR IPLP, L.P.	DE
AIR JV 2 MEMBER, LLC	DE
AIR LA QRS LLC	DE
AIR LEAHY SQUARE APARTMENTS, LLC	DE
AIR LOCUST ON THE PARK MEMBER I, LLC	DE
AIR LOCUST ON THE PARK MEMBER II, LLC	DE
AIR LOCUST ON THE PARK, LLC	DE
AIR LP LA, L.P.	DE
AIR MADERA VISTA, LLC	DE
AIR MALIBU CANYON, LLC	DE
AIR MEADOW CREEK GP, LLC	DE
AIR MEZZO, LLC	DE
AIR MONTEREY GROVE APARTMENTS TIC 2, LLC	DE
AIR MONTEREY GROVE APARTMENTS, LLC	DE
AIR NORTH ANDOVER, L.L.C.	DE
AIR ONE ARDMORE PLACE MEMBER I, LLC	DE
AIR ONE ARDMORE PLACE MEMBER II, LLC	DE
AIR ONE ARDMORE PLACE, LLC	DE
AIR ONE CANAL HOLDINGS, LLC	DE
AIR ONE CANAL, LLC	DE
AIR OPPORTUNITY FUND 3A, LP	DE
AIR OPPORTUNITY FUND 3A-2, LP	DE
AIR OPPORTUNITY ZONE 3A BUSINESS, LP	DE
AIR OXFORD HOLDING LLC	DE
AIR PACIFICA GP, LLC	DE
AIR PACIFICA PARK, LLC	DE
AIR PALAZZO ACQUISITION, LLC	DE
AIR PARK LA BREA HOLDINGS, LLC	DE
AIR PARK LA BREA LLC	DE
AIR PLEASANT STREET, LLC	DE
AIR PROPERTIES FINANCE GP, LLC	DE
AIR PROPERTIES FINANCE LLC	DE
AIR PROPERTIES FINANCE PARTNERSHIP, L.P.	DE
AIR PROPERTIES, LLC	DE
AIR PROPERTY MANAGEMENT COMPANY, LLC	DE
AIR PROPERTY MANAGEMENT TRS, LLC	DE
AIR PROSPECT 400 GP, LLC	DE
AIR PROSPECT 400, L.P.	DE
AIR REIT SUB 1, LLC	DE
AIR REIT SUB 2, LLC	DE

Exhibit 21.1

Entity Name	State Code
AIR ROBIN DRIVE GP, LLC	DE
AIR ROBIN DRIVE, L.P.	DE
AIR SAN BRUNO APARTMENTS PARTNERS, LLC	DE
AIR SCOTCHOLLOW APARTMENTS GP, LLC	DE
AIR SCOTCHOLLOW APARTMENTS, L.P.	DE
AIR SELECT PROPERTIES, L.P.	DE
AIR SOUTHSTAR LOFTS MEMBER I, LLC	DE
AIR SOUTHSTAR LOFTS MEMBER II, LLC	DE
AIR SOUTHSTAR LOFTS, LLC	DE
AIR SUBSIDIARY REIT I, LLC	DE
AIR SUNSET ESCONDIDO, L.L.C.	DE
AIR TELLURIDE DC GP, LLC	DE
AIR TELLURIDE DC HOLDINGS, L.P.	DE
AIR TOWNSHIP AT HIGHLANDS APARTMENTS, LLC	DE
AIR TOWNSHIP AT HIGHLANDS REIT, LLC	DE
AIR TREMONT, LLC	DE
AIR VENEZIA, LLC	DE
AIR WATERWAYS VILLAGE, LLC	DE
AIR/BETHESDA EMPLOYEE, L.L.C.	DE
AIR/BETHESDA HOLDINGS, INC.	DE
AIR/BLUFFS, L.L.C.	DE
AIR/BRANDYWINE, L.P.	DE
AIR/IPT LLC	DE
AIR/NASHUA, L.L.C.	DE
AIR/NHP PROPERTIES LLC	DE
AIR/PARK TOWNE PLACE ASSOCIATES GP, LLC	DE
AIVCAP I GP LLC	DE
AIVCAP I LP	DE
ANGELES INVESTMENT PROPERTIES LLC	DE
ANGELES REALTY II LLC	DE
APMH 1 LLC	DE
APMSF COMMON LLC	DE
APMSF HOLDINGS LLC	DE
APMSF INVESTOR LLC	DE
APMSF PHASE 1 LLC	DE
APMSF PHASE 1B LLC	DE
APMSF PHASE 1C LLC	DE
APMSF PHASE 1D LLC	DE
APMSF TRS MEMBER LLC	DE
AUP JV HOLDINGS, LLC	DE
BAY PARC PLAZA APARTMENTS, L.P.	DE
BAY ROAD CONDO HOLDINGS, LLC	DE
BREEZE ABHLD MEMBER, LLC	DE
BREEZE AIROP MEMBER, LLC	DE
BREEZE HOLDINGS ONE, LLC	DE
BREEZE HOLDINGS TWO, LLC	DE
BREEZE NEW HOLDINGS ONE, LLC	DE

Exhibit 21.1

Entity Name	State Code
BREEZE NEW TRS HOLDINGS LLC	DE
BREEZE TRS HOLDINGS, LLC	DE
BREEZE TWO HOLDINGS 1, LLC	DE
BREEZE TWO HOLDINGS 10, LLC	DE
BREEZE TWO HOLDINGS 11, LLC	DE
BREEZE TWO HOLDINGS 12, LLC	DE
BREEZE TWO HOLDINGS 13, LLC	DE
BREEZE TWO HOLDINGS 14, LLC	DE
BREEZE TWO HOLDINGS 15, LLC	DE
BREEZE TWO HOLDINGS 16, LLC	DE
BREEZE TWO HOLDINGS 17, LLC	DE
BREEZE TWO HOLDINGS 18, LLC	DE
BREEZE TWO HOLDINGS 19, LLC	DE
BREEZE TWO HOLDINGS 2, LLC	DE
BREEZE TWO HOLDINGS 20, LLC	DE
BREEZE TWO HOLDINGS 21, LLC	DE
BREEZE TWO HOLDINGS 22, LLC	DE
BREEZE TWO HOLDINGS 23, LLC	DE
BREEZE TWO HOLDINGS 24, LLC	DE
BREEZE TWO HOLDINGS 25, LLC	DE
BREEZE TWO HOLDINGS 26, LLC	DE
BREEZE TWO HOLDINGS 27, LLC	DE
BREEZE TWO HOLDINGS 28, LLC	DE
BREEZE TWO HOLDINGS 29, LLC	DE
BREEZE TWO HOLDINGS 3, LLC	DE
BREEZE TWO HOLDINGS 30, LLC	DE
BREEZE TWO HOLDINGS 31, LLC	DE
BREEZE TWO HOLDINGS 32, LLC	DE
BREEZE TWO HOLDINGS 33, LLC	DE
BREEZE TWO HOLDINGS 34, LLC	DE
BREEZE TWO HOLDINGS 35, LLC	DE
BREEZE TWO HOLDINGS 36, LLC	DE
BREEZE TWO HOLDINGS 37, LLC	DE
BREEZE TWO HOLDINGS 38, LLC	DE
BREEZE TWO HOLDINGS 39, LLC	DE
BREEZE TWO HOLDINGS 4, LLC	DE
BREEZE TWO HOLDINGS 40, LLC	DE
BREEZE TWO HOLDINGS 5, LLC	DE
BREEZE TWO HOLDINGS 6, LLC	DE
BREEZE TWO HOLDINGS 7, LLC	DE
BREEZE TWO HOLDINGS 8, LLC	DE
BREEZE TWO HOLDINGS 9, LLC	DE
BRIARCLIFF-OXFORD ASSOCIATES LLC	MI
BROAD RIVER PROPERTIES, L.L.C.	DE
BURKSHIRE COMMONS APARTMENTS PARTNERS, L.P.	DE
CAPITAL CRESCENT TRAIL, LLC	DE
CCIP STERLING, L.L.C.	DE

Exhibit 21.1

Entity Name	State Code
CCIP STERLING, L.P.	PA
CENTURY PROPERTIES FUND XVII, LLC	DE
CHANTILLY PARTNERS LIMITED PARTNERSHIP	VA
CIP18 FLAGLER VILLAGE LLC	DE
CITY CENTER ON 7TH LESSEE, LLC	DE
CITY CENTER ON 7TH LESSOR, LLC	DE
CONCAP EQUITIES LLC	DE
CONGRESS REALTY COMPANIES LIMITED PARTNERSHIP	MA
CONGRESS REALTY LLC	DE
CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP, Series A	DE
COOPER RIVER PROPERTIES, L.L.C.	DE
CPF CREEKSIDE, LLC	DE
CRC CONGRESS REALTY LLC	DE
DBL PROPERTIES LLC	DE
FLAGLER VILLAGE OWNER, LLC	DE
FLAMINGO SOUTH ACQUISITIONS, LLC	DE
FLAMINGO SOUTH INVESTORS, LLC	DE, FL
FLATS 8300 HOLDCO, LLC	DE
FLATS 8300, LLC	DE, FL
FOUR QUARTERS HABITAT APARTMENTS ASSOCIATES, LLC	DE
FOUR QUARTERS LESSEE, LLC	DE
FOX PARTNERS	CA
FOX REALTY INVESTORS	CA
GP-OP PROPERTY MANAGEMENT, LLC	DE
HERITAGE PARK II INC.	DE
HERITAGE PARK INVESTORS LLC	DE
HISTORIC PROPERTIES LLC	DE
HOUSING PROGRAMS II LLC	DE
HUNTINGTON GATEWAY HOLDCO, LLC	DE
HUNTINGTON GATEWAY, LLC	DE
IPLP ACQUISITION I LLC	DE
ISLAND CLUB LESSEE, LLC	DE
ISTC LLC	DE
LA BROADCAST CENTER GP LLC	DE
LA BROADCAST CENTER QRS LLC	DE
LA CRESCENT GARDENS QRS LLC	DE
LA HILLCRESTE APARTMENTS LLC	DE
LA INDIAN OAKS GP LLC	DE
LA INDIAN OAKS LLC	DE
LA LAKES GP LLC	DE
LA LAKES LP	DE
LA LAKES QRS LLC	DE
LA MALIBU CANYON GP LLC	DE
LA MALIBU CANYON LLC	DE
LA MALIBU CANYON QRS LLC	DE

Exhibit 21.1

Entity Name	State Code
LA PARK LA BREA A LLC	DE
LA PARK LA BREA B LLC	DE
LA PARK LA BREA C HOLDINGS 1 LLC	DE
LA PARK LA BREA C HOLDINGS 2 LLC	DE
LA PARK LA BREA C LLC	DE
LA PARK LA BREA C MEMBER LLC	DE
LA PARK LA BREA LLC	DE
LAC PROPERTIES GP II LIMITED PARTNERSHIP	DE
LAC PROPERTIES OPERATING PARTNERSHIP, L.P.	DE
LAC PROPERTIES QRS II LLC	DE
LAKERIDGE-ISLAND CLUB APARTMENTS PARTNERS, LLC	DE
LINCOLN MARINERS ASSOCIATES LIMITED	CA
LINCOLN PROPERTY COMPANY NO. 409, LTD.	CA
LOCUST ON THE PARK REIT, LLC	DE
MADISON RIVER PROPERTIES, L.L.C.	DE
MAERIL LLC	DE
MAYER BEVERLY PARK LIMITED PARTNERSHIP	CA
MB CONDO INVESTMENTS, LLC	DE
MB FLORIDA INVESTORS, LLC	DE
MCZ/CENTRUM FLAMINGO II, L.L.C.	DE
MCZ/CENTRUM FLAMINGO III, L.L.C.	DE
MONROE-OXFORD ASSOCIATES LLC	DE
MORTON TOWERS APARTMENTS, L.P.	DE
MORTON TOWERS HEALTH CLUB, LLC	DE
NATIONAL BOSTON LOFTS ASSOCIATES, LLC	DE
NATIONAL BOSTON LOFTS REIT, LLC	DE
NHP A&R SERVICES, LLC	VA
NHP-HG FOUR LLC	DE
NHPMN MANAGEMENT, L.P.	DE
NHPMN MANAGEMENT, LLC	DE
NHPMN-GP LLC	DE
NORTH PARK AVENUE, LLC	DE
NPI EQUITY INVESTMENTS II LLC	DE
OAC INVESTMENT LLC	DE
OP PROPERTY MANAGEMENT, L.P.	DE
OP PROPERTY MANAGEMENT, LLC	DE
OXFORD EQUITIES III LLC	DE
OXFORD EQUITIES LLC	DE
OXFORD INVESTMENT II LLC	DE
OXFORD INVESTMENT LLC	DE
OXFORD MANAGERS I LIMITED PARTNERSHIP	MD
OXFORD PARTNERS X, L.L.C.	MD
OXFORD REALTY FINANCIAL GROUP LLC	DE

Exhibit 21.1

Entity Name	State Code
PARK LA BREA ACQUISITION, LLC	DE
PARK TOWNE PLACE ASSOCIATES LIMITED PARTNERSHIP	DE
PARK TOWNE PLACE LESSEE, LLC	DE
REEDY RIVER PROPERTIES, L.L.C.	DE
RESERVE AT COCONUT POINT, LLC	DE
RI-15 GP, LLC	DE
RI-15 LIMITED PARTNERSHIP	DC
RIVER LOFT APARTMENTS GP, LLC	DE
RIVER LOFT APARTMENTS LIMITED PARTNERSHIP	PA
RIVER LOFT ASSOCIATES LIMITED PARTNERSHIP	MA
SB CONDO INVESTMENTS, LLC	DE, FL
SEAGULL CAPITAL, LLC	DE
SEAGULL HOLDINGS, LLC	DE
SOUTHGATE TOWERS, LLC	DE
VAUGHAN PLACE ACQUISITIONS, LLC	DE
VAUGHAN PLACE CONDOS LLC	DE
VAUGHAN PLACE HOLDINGS, LLC	DE
VAUGHAN PLACE INVESTMENTS, LLC	DE
VAUGHAN PLACE, LLC	DE
VILLAGES AT OLDE TOWNE, LLC	DE
VILLAGES AT SUNNYBROOK, LLC	DE
ZIMCO XI L.L.C.	MD
ZIMCO/MONROE XI LLC	DE